Fair values of financial instruments	12 Months Ended
Dec. 31, 2020
Fair Value Disclosures [Abstract]
Fair values of financial instruments
Note 27 - Fair values of financial instruments
The carrying value and estimated fair value of the Company’s cash and financial instruments were as follows:

		As of December 31, 2020		As of December 31, 2019
(In $ millions)	Hierarchy	Fair value	Carrying value	Fair value	Carrying value
Assets
Cash and cash equivalents	1	19.2	19.2	59.1	59.1
Restricted cash	1	—	—	69.4	69.4
Trade receivables	1	22.9	22.9	40.2	40.2
Tax retentions receivable	1	10.5	10.5	11.6	11.6
Other current assets (excluding deferred costs)	1	14.9	14.9	22.7	22.7
Due from related parties	1	34.9	34.9	8.6	8.6
Forward contracts (note 19)	2	—	—	27.9	27.9

Liabilities
Long-term debt	2	1,609.8	1,906.2	1,624.0	1,709.8
Trade payables	1	20.4	20.4	14.1	14.1
Accruals and other current liabilities	1	75.6	75.6	99.6	99.6
Forward contracts (see note 19)	2	—	—	92.2	92.2
Guarantees issued to equity method investments (see note 3)	3	5.9	5.9	5.9	5.9
Financial instruments included in the table above are included within ‘Level 1 and 2’ of the fair value hierarchy because they are valued using quoted market prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The forward contracts are presented net in the consolidated balance sheets as of December 31, 2020 and December 31, 2019. Included in “Level 1” are cash and cash equivalents, restricted cash, trade receivables, other current assets (excluding prepayments and deferred costs), trade payables, accruals and other current liabilities. The carrying value of any accounts receivable and payables approximates fair value due to the short time to expected payment or receipt of cash.
Included in “Level 3” is guarantees issued to equity method investments. The guarantee has been valued utilizing the inferred debt market method and subsequently mapped to an alpha category credit score, adjusting for country risk and default probability (see note 3).
Assets Measured at Fair Value on a Non-Recurring Basis

At June 30, 2020, the Company measured two of their cold stacked rigs "Atla" and "Balder" at fair value of $5.0 million each, which was determined using level 3 inputs based on a combination of an income approach, using projected discounted cash flows an estimated sale or scrap value which require significant judgements. The "Atla" was sold in November 2020 and the "Balder" was classified as held for sale at the year end (see note 13) and sold in February 2021 (see note 32).